UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 12, 2005

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 12, 2005, Wachovia Corporation (“Wachovia”), Westcorp, and WFS Financial Inc (“WFS Financial”) announced that they had entered into an Agreement and Plan of Merger, dated as of September 12, 2005 (the “Merger Agreement”), that provides, among other things, for (i) Westcorp to be merged with and into Wachovia (the “Westcorp Merger”) and (ii) the acquisition, by merger, of the 16% interest in WFS Financial held by the public (the “WFS Financial Merger” and, together with the Westcorp Merger, the “Mergers”). Westcorp, through its wholly owned subsidiary, Western Financial Bank, currently owns approximately 84% of the outstanding common stock of WFS Financial.

As a result of the Westcorp Merger, each outstanding share of Westcorp common stock will be converted into 1.2749 shares of Wachovia common stock. As a result of the WFS Financial Merger, each outstanding share of WFS Financial common stock (other than shares held by Western Financial Bank) will be converted into 1.4661 shares of Wachovia common stock.

The Mergers are intended to constitute reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended, and are to be accounted for as a purchase. Consummation of the Mergers is subject to various conditions, including: (i) receipt of the approval of the Merger Agreement by Westcorp and WFS Financial shareholders; (ii) receipt of requisite regulatory approvals, including the approval of applicable federal banking regulators; (iii) receipt of opinions as to the tax treatment of the Mergers; (iv) listing on the New York Stock Exchange, Inc., subject to notice of issuance, of Wachovia’s common stock to be issued in the Mergers; and (v) satisfaction of certain other conditions.

The news release jointly issued by Wachovia, Westcorp and WFS Financial announcing the Mergers is included as Exhibit (99) to this report and is incorporated into this Item 8.01 by reference (the “News Release”).

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(99)	The News Release.

*                                                             *                                                             *

This Current Report on Form 8-K contains certain forward-looking statements with respect to each of Wachovia, Westcorp, WFS Financial and the combined companies following the proposed Mergers, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements relating to the benefits of the Mergers, including future financial and operating results, cost savings, enhanced revenues and the accretion to reported earnings that may be realized from the Mergers, (ii) statements regarding certain of Wachovia’s, Westcorp’s and/or WFS Financial’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control).

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia, Westcorp and WFS Financial in connection with the Mergers will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Mergers may not be fully realized or realized within the expected time frame; (3) revenues following the Mergers may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Mergers, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Mergers on the proposed terms and schedule; (6) the failure of Westcorp’s and WFS Financial’s shareholders to approve the Westcorp Merger and the WFS Financial Merger, respectively; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia, Westcorp and/or WFS Financial conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s, Westcorp’s and/or WFS Financial’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; and (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s capital markets and capital management activities, including, without limitation, Wachovia’s mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities. Additional factors that could cause Wachovia’s, Westcorp’s and WFS Financial’s results to differ materially from those described in the forward-looking statements can be found in Wachovia’s, Westcorp’s and WFS Financial’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning Wachovia or the proposed Mergers or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia, Westcorp and WFS Financial do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Mergers will be submitted to Westcorp’s and WFS Financial’s shareholders for their consideration. Wachovia will file a registration statement, which will include a proxy statement/prospectus, Westcorp and WFS Financial will file a proxy statement, and each of Wachovia, Westcorp and WFS Financial may file other relevant documents concerning the proposed Mergers with the SEC. Shareholders are urged to read the registration statement and the proxy statement/prospectus regarding the proposed Mergers when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Wachovia, Westcorp and WFS Financial, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab “Inside Wachovia - Investor Relations” and then under the heading “Financial Reports - SEC Filings”. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782; or to Westcorp or WFS Financial, Attn: Investor Relations, 23 Pasteur, Irvine, CA 92618, (949)-727-1002.

Wachovia, Westcorp and WFS Financial and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Westcorp and/or WFS Financial in connection with the proposed Mergers. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2005. Information about the directors and executive officers of Westcorp is set forth in the proxy statement for Westcorp’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2005, and information about the directors and executive officers of WFS Financial is set forth in the proxy statement for WFS Financial’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2005. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Mergers when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: September 12, 2005	By:	/s/ Robert P. Kelly
	Name:	Robert P. Kelly
	Title:	Senior Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
(99)	The News Release.